UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report:   (Date of earliest event reported):  October 29, 1998


                      Unilab Corporation ("Unilab")
           (Exact name of registrant as specified in its charter)


                                   Delaware
                 (State or other jurisdiction of incorporation)


             33-77286                       95-4415490
     (Commission File Number)      (I.R.S. Employer Identification Number)


   18448 Oxnard Street, Tarzana, California               91356
   (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:  (818) 996-7300


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(Former name or former address, if changed since last report)


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Item 5.     Other Events

       On  October  28,  1998,  the U.S.  Bankruptcy  Court  approved
Unilab's acquisition of substantially all of the assets of Meris Laboratories, Inc., as described in the attached press release.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

            (c)      Exhibit

            99.1     Press Release, dated October 29, 1998.


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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act 1934, Unilab Corporation has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   October 29, 1998             UNILAB CORPORATION



                                      By:    /s/   Mark L. Bibi
                                      Name:  Mark L. Bibi
                                      Title: Executive Vice President,
                                             Secretary and General Counsel


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